EXHIBIT 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Supplemental Agreement No. 5

to

Purchase Agreement No. PA-03658

between

The Boeing Company

and

Air Lease Corporation

This Supplemental Agreement is entered into as of February 27, 2013 (Supplemental Agreement No. 5) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer).

All terms used but not defined in this Supplemental Agreement No. 5 have the same meaning as in the Purchase Agreement.

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. PA-03658 dated as of August 5, 2011 (the Purchase Agreement) relating to the purchase and sale of model 777-300ER aircraft (Aircraft);

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to designate the five (5) Aircraft already contracted under the Purchase Agreement prior to this Supplemental Agreement No. 5 as Block A Aircraft; and

WHEREAS, Boeing and Customer have reached agreement on the sale and purchase of ten (10) additional model 777-300ER aircraft, and Boeing and Customer desire to amend the Purchase Agreement to add the ten (10) additional 777-300ER aircraft to the Purchase Agreement, and to designate such additional 777-300ER aircraft as Block B Aircraft in order to differentiate the applicable base year and business terms of the Block B Aircraft from those of the Block A Aircraft.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.                                   TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1 to this Supplemental Agreement No. 5 and hereby incorporated into the Purchase Agreement.  The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 5.

HAZ-PA-03658	BOEING PROPRIETARY	SA-5

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2.                                   ARTICLES.

Pages 3 and 4 of the Purchase Agreement are deleted in their entirety and replaced by revised pages 3 and 4, provided as Enclosure 2 to this Supplemental Agreement No. 5 and hereby incorporated into the Purchase Agreement.  The revised pages 3 and 4 update Articles 1, 2, 3, 4, and 5 to reflect the addition of the Block B Aircraft to the Purchase Agreement.

3.                                   TABLE 1.

a.                                   Table 1 to Purchase Agreement No. PA-03658, Aircraft Information Table, is deleted in its entirety and replaced by Table 1A to Purchase Agreement No. PA-03658, Block A Aircraft Information Table, provided as Enclosure 3 to this Supplemental Agreement No. 5 and hereby incorporated into the Purchase Agreement.  Table 1A contains delivery, description, price, and advance payment information for the Block A Aircraft.

b.                                   A new Table 1B to Purchase Agreement No. PA-03658, Block B Aircraft Information Table, provided as Enclosure 4 to this Supplemental Agreement No. 5, is hereby incorporated into the Purchase Agreement.  Table 1B contains delivery, description, price, and advance payment information for the Block B Aircraft.

4.                                   SUPPLEMENTAL EXHIBITS.

Supplemental Exhibit BFE1-R3, Buyer Furnished Equipment Variables, is deleted in its entirety and replaced by Supplemental Exhibit BFE1-R4, Buyer Furnished Equipment Variables, provided as Enclosure 5 to this Supplemental Agreement No. 5 and hereby incorporated into the Purchase Agreement.  Supplemental Exhibit BFE1-R4 adds supplier selection requirements and preliminary on-dock dates for the Block B Aircraft.

5.                                   LETTER AGREEMENTS.

a.                                   Letter agreement HAZ-PA-03658-LA-1104676, [*], is deleted in its entirety and replaced by letter agreement HAZ-PA-03658-LA-1104676R1, [*], provided as Enclosure 6 to this Supplemental Agreement No. 5 and hereby incorporated into the Purchase Agreement.  Letter agreement HAZ-PA-03658-LA-1104676R1 revises a reference to reflect the current version of the Leasing Matters letter agreement contained in the Purchase Agreement.

b.                                   Letter agreement HAZ-PA-03658-LA-1104677, Open Configuration Matters, is deleted in its entirety and replaced by letter agreement HAZ-PA-03658-LA-1104677R1, Open Configuration Matters, provided as Enclosure 7 to this Supplemental

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658	BOEING PROPRIETARY	SA-5

Agreement No. 5 and hereby incorporated into the Purchase Agreement.  Letter agreement HAZ-PA-03658-LA-1104677R1 reflects the basic specifications applicable to the Block A Aircraft and the Block B Aircraft and the configuration schedule for the Aircraft.

c.                                    Letter agreement HAZ-PA-03658-LA-1104679R1, Advance Payment Matters, is deleted in its entirety and replaced by letter agreement HAZ-PA-03658-LA-1104679R2, Advance Payment Matters, provided as Enclosure 8 to this Supplemental Agreement No. 5 and hereby incorporated into the Purchase Agreement.  Letter agreement HAZ-PA-03658-LA-1104679R2 identifies the advance payment schedules applicable to the Block A Aircraft and the Block B Aircraft.

d.                                   Letter agreement HAZ-PA-03658-LA-1104682, [*], is deleted in its entirety and replaced by letter agreement HAZ-PA-03658-LA-1104682R1, [*], provided as Enclosure 9 to this Supplemental Agreement No. 5 and hereby incorporated into the Purchase Agreement.  [*]

e.                                   Letter agreement HAZ-PA-03658-LA-1104684R1, Leasing Matters, is deleted in its entirety and replaced by letter agreement HAZ-PA-03658-LA-1104684R2, Leasing Matters, provided as Enclosure 10 to this Supplemental Agreement No. 5 and hereby incorporated into the Purchase Agreement.  Letter agreement HAZ-PA-03658-LA-1104684R2 contains, among other things, the Code 1 Introductions (as such term is defined in the letter agreement) available for the Aircraft.

f.                                       Letter agreement HAZ-PA-03658-LA-1104687, Special Matters, is deleted in its entirety and replaced by letter agreement HAZ-PA-03658-LA-1104687R1, Special Matters for the Block A Aircraft, provided as Enclosure 11 to this Supplemental Agreement No. 5 and hereby incorporated into the Purchase Agreement.  [*]

g.                                   A new letter agreement HAZ-PA-03658-LA-1300235, Special Matters for the Block B Aircraft, provided as Enclosure 12 to this Supplemental Agreement No. 5, is hereby incorporated into the Purchase Agreement.  [*]

h.                                  A new letter agreement HAZ-PA-03658-LA-1300236, [*], provided as Enclosure 13 to this Supplemental Agreement No. 5, is hereby incorporated into the Purchase Agreement.  [*]

i.                                        A new letter agreement HAZ-PA-03658-LA-1300238, [*], provided as Enclosure 14 to this Supplemental Agreement No. 5, is hereby incorporated into the Purchase Agreement.  [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658	BOEING PROPRIETARY	SA-5

j.                                        A new letter agreement HAZ-PA-03658-LA-1300258, [*], provided as Enclosure 15 to this Supplemental Agreement No. 5, is hereby incorporated into the Purchase Agreement.  [*]

6.                                   PAYMENT DUE AT SIGNING.

Upon signing this Supplemental Agreement No. 5, Customer will pay advance payments in the amount of [*] to Boeing.  [*]

The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

BY:	/s/ Carla Melvin	BY:	/s/ Gregory B. Willis

ITS:	Attorney-In-Fact	ITS:	Sr. V.P. & CFO

Attachments

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658	BOEING PROPRIETARY	SA-5

Enclosure 1

TABLE OF CONTENTS

SA
ARTICLES		NUMBER
Article 1.	Quantity, Model and Description	SA-5
Article 2.	Delivery Schedule	SA-5
Article 3.	Price	SA-5
Article 4.	Payment	SA-5
Article 5.	Additional Terms	SA-5

TABLE
1A.	Block A Aircraft Information Table	SA-5
1B.	Block B Aircraft Information Table	SA-5

EXHIBIT
A1.	HAZ/BAB 777-336ER Aircraft Configuration	SA-4
A2.	HAZ 777-300ER Aircraft Configuration	SA-4
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment Airframe and Optional Features
BFE1-R4.	BFE Variables	SA-5
CS1.	Customer Support Variables
EE1.	[*], Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
LA-1104674	[*]
LA-1104675	Other Matters
LA-1104676R1	[*]	SA-5
LA-1104677R1	Open Configuration Matters	SA-5
LA-1104678R1	AGTA Matters	SA-1
LA-1104679R2	Advance Payment Matters	SA-5
LA-1104680	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1104681	Demonstration Flight Waiver
LA-1104682R1	[*]	SA-5
LA-1104683	Special Matters relating to COTS Software and End User License Agreements
LA-1104684R2	Leasing Matters	SA-5
LA-1104685	Liquidated Damages – Non Excusable Delay
LA-1104686	Performance Guarantees
LA-1104687R1	Special Matters for the Block A Aircraft	SA-5
LA-1208890R1	Aircraft Slide – Manufacturer Serial Number 42120	SA-3

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658		SA-5
BOEING PROPRIETARY

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Enclosure 1

LA-1210842	Aircraft Acceleration – Manufacturer Serial Numbers 42121 and 42124	SA-4
LA-1210843	Installation of Cabin Systems Equipment - Manufacturer Serial Numbers 42121 and 42124	SA-4

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BOEING PROPRIETARY

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Enclosure 1

LETTER AGREEMENTS (continued)
LA-1300235	Special Matters for the Block B Aircraft	SA-5
LA-1300236	[*]	SA-5
LA-1300238	[*]	SA-5
LA-1300258	[*]	SA-5

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658		SA-5
BOEING PROPRIETARY

iii

Enclosure 2

Purchase Agreement No. PA-03658

between

The Boeing Company

and

Air Lease Corporation

This Purchase Agreement No. PA-03658 between The Boeing Company, a Delaware corporation, (Boeing) and Air Lease Corporation, a Delaware corporation, (Customer) relating to the purchase and sale of Model 777-300ER aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement), was first entered into as of August 5, 2011 then amended on January 12, 2012 to designate a new customer code of “HAZ” for Customer, and incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of September 30, 2010 between the parties, identified as HAZ-AGTA (AGTA).

1.                                   Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 777-300ER aircraft (Aircraft).  Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1A (the Block A Aircraft) and Table 1B (the Block B Aircraft) to the Purchase Agreement.  The Block A Aircraft and the Block B Aircraft will be collectively referred to as the “Aircraft”.  Exhibit A means collectively Exhibit A1, Exhibit A2, and any other Exhibit As which may be added to the Purchase Agreement from time to time.

2.                                   Delivery Schedule.

The scheduled months of delivery of the Block A Aircraft are listed in the attached Table 1A. The scheduled months of delivery of the Block B Aircraft are listed in the attached Table 1B.  Table 1A and Table 1B will be collectively referred to as “Table 1”.  Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3.                                   Price.

3.1                          Aircraft Basic Price.  The Aircraft Basic Price is listed in Table 1A for the Block A Aircraft, and in Table 1B for the Block B Aircraft.  The Aircraft Basic Price is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2                          Advance Payment Base Prices.  The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing as of the date each Aircraft was included as part of this Purchase Agreement, projected to the month of scheduled delivery.

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Enclosure 2

4.                                   Payment.

4.1                          Boeing acknowledges receipt of a deposit in the amount shown in Table 1A for each Block A Aircraft and in Table 1B for each Block B Aircraft (in each case, the Deposit).

4.2                          The standard advance payment schedule for the Model 777-300ER aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of [*], less the Deposit, on the effective date of the Purchase Agreement for the Aircraft.  Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3                          For any Aircraft whose scheduled month of delivery is less than twenty-four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4                          Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5.                                   Additional Terms.

5.1                          Aircraft Information Table.  Table 1A and Table 1B for the Block A Aircraft and the Block B Aircraft, respectively, consolidate information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2                          Escalation Adjustment/Airframe and Optional Features.  Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3                          Buyer Furnished Equipment Variables.  Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4                          Customer Support Variables.  Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1.

5.5                          [*].  Supplemental Exhibit EE1 describes the [*] and contains the engine warranty and the engine patent indemnity for the Aircraft.

5.6                          Service Life Policy Component Variables.  Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 2

5.7                          Public Announcement.  Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

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Table 1A to	Enclosure 3
Purchase Agreement No. PA-03658
Block A Aircraft Information Table

Airframe Model/MTOW:	777-300ER	775000 pounds [*]	Detail Specification:	D019W005-G (12/11/2009)

Engine Model/Thrust:	GE90-115BL	115300 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]

Optional Features [*]:		[*]

Sub-Total of Airframe and Features:		[*]

Engine Price (Per Aircraft):		[*]	Airframe Escalation Data:

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (ECI):	[*]

Buyer Furnished Equipment (BFE) Estimate [*]:		[*]	Base Year Index (CPI):	[*]

Seller Purchased Equipment (SPE) Estimate [*]:		[*]

Deposit per Aircraft:		[*]

		Escalation	Manufacturer			Optional	SPE	BFE	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Lessee	P.A	Features Price[2]	Estimate[2]	Estimate[2]	Adv Payment Base
Date	Aircraft	(Airframe)	Number		Exhibit A	(2010$ STE)	(2010$ STE)	(2010$ STE)	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2014 [*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]					[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]						[*]	[*]	[*]	[*]	[*]
[*]-2015 [*]	1	[*]	[*]						[*]	[*]	[*]	[*]	[*]
Total:	5

Notes:

[*]

[*]

[*]

[*]

[*]

[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658 56379, 60525, 63336	Boeing Proprietary	SA-5

Table 1B to	Enclosure 4
Purchase Agreement No. PA-03658
Block A Aircraft Information Table

Airframe Model/MTOW:	777-300ER	775000 pounds [*]	Detail Specification:	D019W005-G (1/29/2013)

Engine Model/Thrust:	GE90-115BL	115300 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]

Optional Features [*]:		[*]

Sub-Total of Airframe and Features:		[*]

Engine Price (Per Aircraft):		[*]	Airframe Escalation Data:

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (ECI):	[*]

Buyer Furnished Equipment (BFE) Estimate [*]:		[*]	Base Year Index (CPI):	[*]

Seller Purchased Equipment (SPE) Estimate [*]:		[*]

Deposit per Aircraft:		[*]

		Escalation	Manufacturer			Optional	SPE	BFE	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Lessee	P.A	Features Price[2]	Estimate[2]	Estimate[2]	Adv Payment Base
Date	Aircraft	(Airframe)	Number		Exhibit A	(2010$ STE)	(2010$ STE)	(2010$ STE)	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2014	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]						[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]						[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]						[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]						[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]						[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]						[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]						[*]	[*]	[*]	[*]	[*]
[*]-2016 [*]	1	[*]	[*]						[*]	[*]	[*]	[*]	[*]
Total:	10

Notes:

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658 56379, 60525, 63336	Boeing Proprietary	SA-5

Enclosure 5

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Supplemental Exhibit BFE1-R4

to Purchase Agreement Number PA-03658

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Enclosure 5

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 777-300ER AIRCRAFT

This Supplemental Exhibit BFE1-R4 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.                                   Supplier Selection.

1.1                          Supplier Selection for Block B Aircraft Delivering in [*].  Customer will select and notify Boeing of the suppliers and part numbers of the following BFE items no later than the dates identified in the following table for each Block B Aircraft that has a scheduled month of delivery in [*].

Item	Notification Dates for the [*] Block B Aircraft:	Notification Dates for the [*] Block B Aircraft:
Suites	Not available for selection due to lead-time constraints
Business Class POD Seats	[*]	[*]
F/C, B/C, Premium E/C Seats	[*]	[*]
Economy Class Seats	[*]	[*]
Galley and Galley Inserts	[*]	[*]
In-Flight Entertainment	[*]	[*]
Overhead & Audio	[*]	[*]
Miscellaneous Emergency Equipment	[*]	[*]

1.2                          Supplier Selection for all Block A Aircraft and for Block B Aircraft Delivering in [*] and [*].  Customer will select and notify Boeing of the suppliers and part numbers of the following BFE items no later than the timeframes identified in the following table for each Block A Aircraft and for each Block B Aircraft that has a scheduled month of delivery in [*] and [*].  For Block B Aircraft scheduled for delivery in [*] (as identified in Table 1B to the Purchase Agreement), the Nominal Delivery Month will be assumed for calculation of BFE supplier and part number selection due dates until Boeing notifies Customer of the scheduled delivery month within the [*]; after such notification, BFE supplier and part number selection due dates will be calculated based on the scheduled delivery month.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 5

Item	Number of months prior to the first day of the scheduled month of delivery:
Suites (for Aircraft with scheduled delivery months)	[*]
Suites (for Aircraft with Nominal Delivery Months)	[*]
Business Class POD Seats	[*]
F/C, B/C, Premium E/C Seats	[*]
Economy Class Seats	[*]
Galley and Galley Inserts	[*]
In-Flight Entertainment	[*]
Overhead & Audio	[*]
Miscellaneous Emergency Equipment	[*]

* Due to lead-time constraints, suite type seats must be selected at least [*]or [*] in advance of the scheduled delivery month or Nominal Delivery Month, respectively, unless (i) such suites have been previously certified, installed in production, and delivered by Boeing on model 777-300ER aircraft within the [*] period immediately preceding the delivery of such Aircraft to Customer, (ii) Boeing has the production and engineering capacity to support suites in the shortened timeframe, and (iii) the supplier of such suites agrees to meet Boeing’s required on-dock dates.

1.3                          Buyer Furnished Equipment (BFE) Constraints.  All supplier selections for BFE must be selected from a list of offerable suppliers that will be provided to Customer.  If seat selections are not made by the dates quoted above, Customer will be restricted to previously integrated seat and in-flight entertainment (IFE) combinations (including monitor sizes), as offered and/or available by suppliers.  Previously integrated means previously integrated on the 777 program and may restrict some layout of passenger accommodations (LOPA) combinations.  Additionally, 3-3-3 premium economy class seats with a pitch greater than thirty-four (34) inches are not offerable.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 5

1.4                          Notwithstanding the lead times identified above, Boeing will make reasonable efforts to work with Customer on the offerability of BFE selections that are outside the lead times and offerable suppliers list.

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Enclosure 5

2.                                   On-dock Dates and Other Information.

On or before [*] prior to Aircraft delivery, Boeing will provide to Customer the BFE Requirements electronically in My Boeing Fleet (MBF), through My Boeing Configuration (MBC).  These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE.  For planning purposes, preliminary BFE on-dock dates are set forth below:

Item	Preliminary On-Dock Dates

	[*] Aircraft	[*] Aircraft
Seats	[*]	[*]
Galleys/Furnishings	[*]	[*]
Antennas & Mounting Equipment	[*]	[*]
Avionics	[*]	[*]
Cabin Systems Equipment	[*]	[*]
Miscellaneous Emergency Equipment	[*]	[*]
Textiles/Raw Material	[*]	[*]

Item	Preliminary On-Dock Dates

	[*] Aircraft	[*] (2) Aircraft
Seats	[*]	[*]
Galleys/Furnishings	[*]	[*]
Antennas & Mounting Equipment	[*]	[*]
Avionics	[*]	[*]
Cabin Systems Equipment	[*]	[*]
Miscellaneous Emergency Equipment	[*]	[*]
Textiles/Raw Material	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 5

Item	Preliminary On-Dock Dates

	[*] Aircraft	[*] Aircraft
Seats	[*]	[*]
Galleys/Furnishings	[*]	[*]
Antennas & Mounting Equipment	[*]	[*]
Avionics	[*]	[*]
Cabin Systems Equipment	[*]	[*]
Miscellaneous Emergency Equipment	[*]	[*]
Textiles/Raw Material	[*]	[*]

Item	Preliminary On-Dock Dates

	April 2015 ** Aircraft	May 2015 ** (2) Aircraft
Seats	[*]	[*]
Galleys/Furnishings	[*]	[*]
Antennas & Mounting Equipment	[*]	[*]
Avionics	[*]	[*]
Cabin Systems Equipment	[*]	[*]
Miscellaneous Emergency Equipment	[*]	[*]
Textiles/Raw Material	[*]	[*]

Item	Preliminary On-Dock Dates

	[*] Aircraft	[*] Aircraft
Seats	[*]	[*]
Galleys/Furnishings	[*]	[*]
Antennas & Mounting Equipment	[*]	[*]
Avionics	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 5

Cabin Systems Equipment	[*]	[*]
Miscellaneous Emergency Equipment	[*]	[*]
Textiles/Raw Material	[*]	[*]

Item	Preliminary On-Dock Dates

	[*] Aircraft	November 2015 Aircraft
Seats	[*]	[*]
Galleys/Furnishings	[*]	[*]
Antennas & Mounting Equipment	[*]	[*]
Avionics	[*]	[*]
Cabin Systems Equipment	[*]	[*]
Miscellaneous Emergency Equipment	[*]	[*]
Textiles/Raw Material	[*]	[*]

Item	Preliminary On-Dock Dates

[*]** Aircraft
Seats	[*]
Galleys/Furnishings	[*]
Antennas & Mounting Equipment	[*]
Avionics	[*]
Cabin Systems Equipment	[*]
Miscellaneous Emergency Equipment	[*]
Textiles/Raw Material	[*]

** Nominal Delivery Month is shown and is subject to revision in accordance with the Notes included in Table 1B to the Purchase Agreement.

3.                                                                                   Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations.  In the event Customer requests Boeing, in writing, to act as

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 5

importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below.  Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

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Enclosure 6

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03658-LA-1104676R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03658-LA-1104676 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 6

2.                                   [*]

3.                                   [*]

4.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 6

[*]

5.                                   [*]

6.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 6

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

7.                                   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Carla Melvin

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 27, 2013

AIR LEASE CORPORATION

By	/s/ Gregory B. Willis

Its	Senior Vice President and Chief Financial Officer

HAZ-PA-03658-1104676R1	SA-5
[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 7

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03658-LA-1104677R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	Open Configuration Matters

Reference:	Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03658-LA-1104677 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                                   Aircraft Configuration.

1.1                          Initial Configuration.  The initial configuration of the Aircraft has been defined by Boeing Model 777-300ER basic specification D019W005 Rev G dated December 11, 2009 for the Block A Aircraft, and D019W005 Rev I dated January 29, 2013 for the Block B Aircraft, as described in Article 1 and Exhibit A and as noted in Table 1A and Table 1B, respectively, of the Purchase Agreement.  Final configuration of the Aircraft will be completed as described in this Letter Agreement.

1.2                          Final Configuration Schedule.  Customer and Boeing hereby agree to complete the configuration for each Aircraft, as required, using the then-current Boeing configuration documentation (Final Configuration) in accordance with the following schedule:

1.2.1             No later than twenty-two (22) months prior to the scheduled delivery month of the applicable Aircraft, Boeing and Customer will discuss potential optional features.

1.2.2             Within thirty (30) days after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the applicable Aircraft during production.

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2.                                   Amendment of the Purchase Agreement.  Within thirty (30) calendar days following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

2.1                          Changes applicable to the basic Model 777-300ER aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration.

2.2                          Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing pursuant to Article 1.2 above (Customer Configuration Changes);

2.3                          Revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance resulting from the incorporation of the Customer Configuration Changes;

2.4                          Changes to the Optional Features Prices, Aircraft Basic Price and Advance Payment Base Price of the applicable Aircraft to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes; and

2.5                          Changes to the Advance Payment Base Price of the Aircraft to adjust for the difference between the estimated amount included in Table 1 of the Purchase Agreement for Seller Purchased Equipment (SPE) and the price of the SPE reflected in the Customer Configuration Changes.

3.                                   Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:

3.1                          Software.  Additional provisions relating to software.

3.2                          Seller Purchased Equipment (SPE) and/or Buyer Furnished Equipment (BFE).  Provisions relating to the terms under which Boeing may offer or install SPE and/or BFE in the Aircraft.

3.3                          In-Flight Entertainment (IFE) and Cabin Communication Systems (CCS).  Provisions relating to the terms under which Boeing may offer to install IFE and CCS in the Aircraft.

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Enclosure 7

Very truly yours,

THE BOEING COMPANY

By	/s/ Carla Melvin

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 27, 2013

AIR LEASE CORPORATION

By	/s/ Gregory B. Willis

Its	Senior Vice President and Chief Financial Officer

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Enclosure 8

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03658-LA-1104679R2

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	Advance Payment Matters

Reference:	Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03658-LA-1104679R1 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA between Boeing and Customer.  This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.                                   Alternative [*] Advance Payment Schedule.

1.1                          Alternative [*] Advance Payment Schedule for the Block A Aircraft.  Notwithstanding the Block A Aircraft advance payment schedule provided in Table 1A of the Purchase Agreement, Customer may elect to pay an alternative [*] advance payment schedule for the Block A Aircraft, as set forth in the table below.

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 8

1.2                          Alternative [*] Advance Payment Schedule for the Block B Aircraft.  Notwithstanding the Block B Aircraft advance payment schedule provided in Table 1B of the Purchase Agreement, Customer may elect to pay an alternative [*] advance payment schedule for the Block B Aircraft, as set forth in the table below.  For Block B Aircraft scheduled for delivery in [*] (as indicated in Table 1B), the Nominal Delivery Month will be assumed for calculation of advance payment due dates until Boeing notifies Customer of the scheduled delivery month within the [*]; after such notification, advance payment due dates will be calculated based on the scheduled delivery month.

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

1.3                          [*]

2.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 8

[*]

3.                                   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 3), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 3.  Customer shall be fully responsible to Boeing for compliance with such obligations.

4.                                   Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 8

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Carla Melvin

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 27, 2013

AIR LEASE CORPORATION

By	/s/ Gregory B. Willis

Its	Senior Vice President and Chief Financial Officer

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HAZ-PA-03658-LA-1104682R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03658-LA-1104682, and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.  This Letter Agreement applies only to the five (5) Block A Aircraft identified in Table 1A to the Purchase Agreement (the Block A Aircraft).

1.            Definitions.

[*]

Program Aircraft means each Block A Aircraft specified in Table 1A of the Purchase Agreement as of the date of this Letter Agreement.

2.            [*]

3.            [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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4.            [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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5.         [*]

6.         [*]

7.         Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Block A Aircraft at the time of delivery and leasing the Block A Aircraft to a commercial operator and cannot be assigned in whole or, in part.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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8.            Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Carla Melvin

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 27, 2013

AIR LEASE CORPORATION

By	/s/ Gregory B. Willis

Its	Senior Vice President and Chief Financial Officer

HAZ-PA-03658-LA-1104682R1
[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.                                                                                                                                                                                          LA Page 1

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Enclosure 9

ATTACHMENT A
to Letter Agreement HAZ-PA-03658-LA-1104682R1

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658-LA-1104682R1
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Enclosure 9

ATTACHMENT B
to Letter Agreement HAZ-PA-03658-LA-1104682R1

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658-LA-1104682R1
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[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03658-LA-1104682R1
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Enclosure 10

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03658-LA-1104684R2

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:            Leasing Matters

Reference:     Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement HAZ-PA-03658-LA-1104684R1 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

It is understood that Customer intends to lease the Aircraft to a third party or parties (Lessee or Lessees) and that such Lessees will be in the commercial airline business as operators of aircraft.  This Letter Agreement relates to certain services that Boeing will provide to such Lessees.

1.                            Lease of Aircraft Prior to Delivery.

In most cases, leases will be entered into prior to delivery of the Aircraft to be leased.  The parties understand that provisions related to lease of an Aircraft and assignment of Purchase Agreement rights related thereto are contained in Article 9 of the AGTA.

2.                            Identification of Lessee(s).

2.1         At the time of execution of the Purchase Agreement, Customer had not identified the Lessees to Boeing for any of the Aircraft.  Customer agrees to give Boeing written notice as soon as reasonably practicable (preferably twenty-two (22) or more months prior to the month during which a particular Aircraft is scheduled for delivery) of the name and address of the applicable Lessee, the month of Aircraft delivery, the desired country of registration and the manufacturer’s serial number.  If a configuration for the Aircraft identified for a Lessee is not defined in a timely manner, and Customer’s baseline configuration has not been defined pursuant to letter agreement HAZ-PA-03658-LA-1104677R1, “Open Configuration Matters”, then Customer and Boeing will work together to develop a configuration for the applicable Aircraft using optional features and Buyer Furnished Equipment (BFE) selections that are offerable by Boeing

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for the applicable Aircraft given its delivery timing.  It is understood that identifying a Lessee within the preferred time frame does not assure that all desired configuration changes will be available for the Aircraft identified for the Lessee. [*]

2.2       Promptly after such notification for other than U.S. registered aircraft, Boeing will give Customer written notice as to whether such Aircraft can be delivered no later than its contract delivery month and in a configuration such that an Export Certificate of Airworthiness can be obtained for the desired country of registry requested.  [*]

2.3       In the event Boeing determines that obtaining such requested Export Certificate of Airworthiness would result in delivery of such Aircraft later than its contract delivery month, the Aircraft will be certified with a Standard Airworthiness Certificate and Customer will, upon tender of delivery of the Aircraft in accordance with the Purchase Agreement, accept delivery of such Aircraft with such Standard Airworthiness Certificate. [*]

3.                     Customer Support.

3.1       It is recognized by Boeing that the Lessees to be identified under paragraph 2 above may have different requirements with regard to training, services and Materials applicable to the Aircraft.  For the purpose of this Letter Agreement, and in order to determine the applicability of either Supplemental Exhibit CS1-1, CS1-2 or CS1-3 (and Parts thereof) to each of the Lessees, the Customer Support categories listed below will apply.  Applicability of these categories will be at the sole discretion of Boeing and may be modified by Boeing to meet the specific circumstances of the Lessee.

(i)         Category 1 is for a new model introduction into the Lessee’s fleet. The Lessee does not operate and is not scheduled to accept delivery of an aircraft that is in the same model family as the Aircraft prior to delivery of Customer’s Aircraft to the Lessee.

(ii)        Category 2 is for a major sub-model differences introduction into the Lessee’s fleet. The Lessee operates or is scheduled to accept delivery of an aircraft that is in the same model family as the Aircraft prior to delivery of Customer’s Aircraft to the Lessee and is not determined to be Category 3.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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(iii)         Category 3 is for a minor sub-model differences introduction into the Lessee’s fleet. The Lessee operates or is scheduled to accept delivery of an aircraft that is the same sub-model or a sub-model with minor variation from the Aircraft prior to delivery of Customer’s Aircraft to the Lessee.

3.1.1    After Customer identifies the Lessee of an Aircraft to Boeing, Boeing will promptly give written notice to Customer of the Customer Support category and which Customer Support Document (Supplemental Exhibit CS1-1, CS1-2 or CS1-3) in the Purchase Agreement is applicable to such Lessee.  For avoidance of doubt, Boeing will be obligated to provide only one Customer Support Document package (CS1-1, CS1-2 or CS1-3) to any Lessee.

3.1.2    Boeing will provide the training, services and Materials set forth in Supplemental Exhibit CS1-1, CS1-2 or CS1-3 to the Purchase Agreement under the terms, conditions and provisions thereof to Lessees in Categories 1, 2 or 3 respectively; provided, that such Lessees are the initial Lessees of the Aircraft.

3.2         [*]

3.3         Prior to the provision of any training, services and Materials, Customer and Lessee will enter into a partial assignment of certain rights and duties under the Purchase Agreement containing terms and conditions based on the form of Attachment A to this Letter Agreement.  Such partial assignment will relate only to training, services and Materials, will not assign warranty or other rights under the Purchase Agreement, which will be reserved until delivery and assigned at that time, and will be subject to Boeing’s consent pursuant to the provisions of Article 9 of the AGTA.  Notwithstanding the assignment described herein, Customer acknowledges that it remains responsible for performance of all the terms and conditions of the Purchase Agreement.  In addition, Customer will require Lessee to provide the protections described in Article 8 of the AGTA.  Customer expressly agrees that Boeing’s providing all or part of the training, services and Materials prior to receipt of the insurance certificate described in Article 8 of the AGTA or other evidence of Lessee’s compliance with the provisions of Article 8 of the AGTA, will not release Customer from any obligations described herein.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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4.                            Spare Parts.

It is understood that the Lessee of each Aircraft will require spare parts to support operations of the Aircraft.  At the time Lessee is identified as provided in paragraph 2, above, Customer will confirm whether Lessee has a Customer Services General Terms Agreement (CSGTA) with Boeing, and, if not, advise Lessee of the requirement to enter into a CSGTA and spares provisioning agreements with Boeing in a timely manner in order to provision for spare parts.

5.                            Schedule Requirements.

In the event of late notification by Customer of the identity of the Lessee as required by paragraph 2 above, Boeing’s ability to schedule and provide the training, services and Materials and initial provisioning of spare parts to support a Lessee’s operation of the Aircraft may be subject to subcontracting of such support services to third parties or to severe curtailment of such training, services and Material if such subcontracting is not practicable; [*].

6.                            [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]

7.                            Assignment of Additional Rights at Delivery.

At the time of delivery by Boeing of any Aircraft to Customer and Customer’s re-delivery of an Aircraft to an initial Lessee, Customer and Lessee will enter into an assignment of the remaining rights and duties under the Purchase Agreement (including warranty rights), pursuant to the provisions of Article 9 of the AGTA.

[Remainder of page intentionally left blank]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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8.                            Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Carla Melvin

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 27, 2013

AIR LEASE CORPORATION

By	/s/ Gregory B. Willis

Its	Senior Vice President and Chief Financial Officer

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ATTACHMENT A

EXPLANATION & INSTRUCTIONS:

The Partial Assignment of Rights form which follows as Attachment A must be executed prior to the provision of the training, services and Materials described in the applicable Supplemental Exhibit (Customer Support Document) to the Purchase Agreement.  It assigns only rights described in such document and does not assign warranty or other rights under the Purchase Agreement, which are reserved until delivery and are assigned at that time.

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Enclosure 10

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

Attention:       Vice President - Contracts

Mail Stop 75-38

Subject:         Partial Assignment of Rights - Air Lease Corporation as Lessor and ________________________ as Lessee of Model 777-300ER Aircraft

Gentlemen:

In connection with the lease by Air Lease Corporation (Customer) to ________________________ (Lessee) of a Boeing aircraft (more fully described below), reference is made to the following documents:

(i)         Purchase Agreement No. PA-03658 dated as of __________, 20_____, between The Boeing Company (Boeing) and Customer, as amended and supplemented (Purchase Agreement), under which Customer purchased Boeing Model 777-300ER aircraft, including certain aircraft which have been designated for lease to Lessee (Aircraft).

(ii)       Aircraft General Terms Agreement No. HAZ-AGTA dated as of September 30, 2010, between Boeing and Customer, as amended and supplemented (AGTA), which defines terms and conditions referenced in the Purchase Agreement.

(iii)       + dated as of __________, 20_____ between Customer and Lessee relating to the lease of the Aircraft (Lease).

Pursuant to the Lease, Customer has agreed to lease the Aircraft to Lessee.  Included in such Lease is the transfer to Lessee of rights to receive certain training, support and services, and other things related to the Aircraft under the provisions of Supplemental Exhibit CS1  (Customer Support Document) to the Purchase Agreement.  In order to accomplish such transfer of such rights, as authorized by the provisions of Article 9 of the AGTA, the parties agree as follows:

1.         Lessee’s Agreement to be Bound.

In consideration of Boeing’s acknowledgment of this notice, Lessee, its successors and permitted assigns, hereby agree to be bound by and comply with all applicable terms, conditions, and limitations of the Purchase Agreement including,

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without limitation, the exclusion of liability, disclaimer, and insurance provisions of the AGTA as incorporated into the Purchase Agreement.

2.                            Lessee’s Insurance.

Boeing’s obligation to provide the training, services and Materials to Lessee is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in Article 8.2 of the AGTA, prior to the provision of such training, services and Materials.

3.                            Continuing Lessor Rights and Obligations.

Customer reserves to itself all rights, claims and interests it may have under the Purchase Agreement not expressly assigned to Lessee hereunder and Customer acknowledges that it remains responsible to perform all of the terms and conditions of the Purchase Agreement, including without limitation responsibility (i) for any payments due Boeing with respect to the Aircraft under Article 3 (Price) and Article 4 (Payment) of the Purchase Agreement and any Spare Parts or Leased Parts for the Aircraft ordered by Customer under Customer’s CSGTA, and (ii) for the risk protections specified in Article 8 of the AGTA.

4.                            Appointment of Lessee.

Customer hereby assigns to Lessee the sole authority to exercise all rights and powers of Customer with respect to the training, services and Materials under the Customer Support Document to the Purchase Agreement.  Such authorization will continue until Boeing will have received from Customer written notice to the contrary addressed to Boeing’s Vice President - Contracts, P.O. Box 3707, Seattle, Washington 98124-2207 (by courier: 1901 Oakesdale Avenue SW, Renton, WA 98055).  Until Boeing will have received such notice, Boeing will be entitled to deal exclusively and solely with Lessee with respect to the applicable training, services and Materials and with respect to the rights, powers, duties or obligations under the Customer Support Document to the Purchase Agreement, and all actions taken by Lessee or agreements entered into by Lessee with respect to such training, services and Materials during the period prior to Boeing’s receipt of such notice will be final and binding upon Customer.

5.                            Modification, Revision or Substitution of Training, Services and Materials.

Customer and Lessee agree that the appointment of Lessee set forth in paragraph 4 herein includes the authority, with Boeing’s agreement, to modify, revise or substitute the form, type, and scope of the training, services and Materials offered to Lessee; provided however, that such modification, revision or substitution does not create any additional financial obligation, liability or indemnification by Customer to Boeing.  It is further understood and agreed that the provisions of this assignment (including but not limited to matters of exclusion of liability, disclaimer, and insurance) will apply to the provision by Boeing of such modified, revised or substituted training, services and Materials to the same extent as if they were specifically described in the Purchase Agreement.

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6.                            Boeing Rights and Obligations.

Customer and Lessee confirm expressly for the benefit of Boeing that nothing in this assignment will (i) subject Boeing to any obligation or liability to which it would not otherwise be subject under the Purchase Agreement or limit, restrict, or change in any respect Boeing’s rights, representations, warranties, indemnities or other agreements thereunder, except as otherwise expressly provided herein, (ii) limit any rights of set-off Boeing may have under applicable law, or (iii) require Boeing to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefore as provided in the Purchase Agreement.

7.                            Signing in Counterparts.

This assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

8.                            GOVERNING LAW.

THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE OF WASHINGTON, U.S.A., INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND EXCLUSIVE OF WASHINGTON’S CONFLICTS OF LAWS RULES.

9.                            Lessee Acceptance.

Lessee hereby accepts the authorizations set forth in paragraphs 4 and 5 herein.

We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and confirm the transfer of rights under the Purchase Agreement as set forth above, by signing the acknowledgment set forth below and forwarding one copy of this letter, so acknowledged, to each of the undersigned.

IN WITNESS WHEREOF, the parties hereto have caused this Partial Assignment of Rights agreement to be duly executed as of the dates written below.

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Enclosure 10

Very truly yours,

AIR LEASE CORPORATION

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	20

NAME OF LESSEE

By

Its

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Enclosure 10

Boeing Acknowledgment

Receipt of the above letter acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft as described above confirmed, effective as of the date indicated below:

THE BOEING COMPANY

By

Its	Attorney-In-Fact

Date:	20

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Enclosure 11

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03658-LA-1104687R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:            Special Matters for the Block A Aircraft

Reference:     Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03658-LA-1104687, and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.  This Letter Agreement applies only to the five (5) Block A Aircraft identified in Table 1A to the Purchase Agreement (the Block A Aircraft).

1.            Credit Memoranda. In consideration of Customer’s purchase of the Block A Aircraft, at the time of delivery of each such Block A Aircraft, unless otherwise noted, Boeing will provide to Customer the following credit memoranda:

1.1         Basic Credit Memorandum. Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) in the amount of [*].

1.2         Leasing Credit Memorandum. Customer expressly intends to lease the Block A Aircraft to a third party or parties (Lessee or Lessees) who is/are in the commercial airline business as aircraft operator(s).  As an additional consideration and incentive for entering into a lease for the Block A Aircraft prior to delivery of the Block A Aircraft, in accordance with the requirements set forth in the Purchase Agreement, Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in an amount of [*]. Customer will not be permitted to assign this Leasing Credit Memorandum, in whole or in part, without the prior written consent of Boeing.

1.3         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 11

1.4         [*]

1.5         [*]

1.6         [*]

1.7         [*]

1.8         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 11

1.9         [*]

2.            Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in paragraphs [*] and will be escalated to the scheduled month of the respective Block A Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Block A Aircraft.  The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Block A Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

3.            [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 11

[*]

4.            [*]

[remainder of page intentionally left blank]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 11

5.            Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 5), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 5.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Carla Melvin

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 27, 2013

AIR LEASE CORPORATION

By	/s/ Gregory B. Willis

Its	Senior Vice President and Chief Financial Officer

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Enclosure 12

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03658-LA-1300235

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     Special Matters for the Block B Aircraft

Reference:                Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.  This Letter Agreement applies only to the ten (10) Block B Aircraft identified in Table 1B to the Purchase Agreement (the Block B Aircraft).

1.                                   Credit Memoranda.  In consideration of Customer’s purchase of the Block B Aircraft, at the time of delivery of each such Block B Aircraft, unless otherwise noted, Boeing will provide to Customer the following credit memoranda:

1.1                          Basic Credit Memorandum.  Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) in the amount of [*].

1.2                          Leasing Credit Memorandum.  Customer expressly intends to lease the Block B Aircraft to a third party or parties (Lessee or Lessees) who is/are in the commercial airline business as aircraft operators.  As an additional consideration and incentive for entering into a lease for the Block B Aircraft prior to delivery of such Block B Aircraft, in accordance with the requirements set forth in the Purchase Agreement, Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in the amount of [*].  Under no circumstances will Customer be permitted to assign this Leasing Credit Memorandum.

1.3                          [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 12

1.4                          [*]

1.5                          [*]

1.6                          [*]

1.7                          [*]

1.8                          [*]

1.9                          [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 12

1.10                 [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 12

2.                                   Escalation of Credit Memoranda and Use.

Unless otherwise noted, the amounts of the credit memoranda stated in paragraphs [*] and will be escalated to the scheduled month of delivery of the respective Block B Aircraft pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Block B Aircraft.  In addition, unless otherwise noted, the credit memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Block B Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

3.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 12

4.                                   Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 4), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 4.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Carla Melvin

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 27, 2013

AIR LEASE CORPORATION

By	/s/ Gregory B. Willis

Its	Senior Vice President and Chief Financial Officer

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Enclosure 13

HAZ-PA-03658-LA-1300236

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     [*]

Reference:                Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                                   [*]

2.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 13

3.                                   [*]

4.                                   [*]

5.                                   [*]

6.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 13

7.                                   [*]

8.                                   [*]

9.                                   [*]

[Remainder of page intentionally left blank]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 13

10.                          Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 10), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 10.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Carla Melvin

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 27, 2013

AIR LEASE CORPORATION

By	/s/ Gregory B. Willis

Its	Senior Vice President and Chief Financial Officer

HAZ-PA-03658-LA-1300236	SA-5
[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.	LA Page 1

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Enclosure 13

Attachment to HAZ-PA-03658-LA-1300236	SA-5
[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.	Page 1

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Enclosure 14

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03658-LA-1300238

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     [*]

Reference:                Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                                   [*]

2.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 14

3.                                   [*]

4.                                   [*]

5.                                   [*]

6.                                   Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 14

7.                                   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Carla Melvin

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 27, 2013

AIR LEASE CORPORATION

By	/s/ Gregory B. Willis

Its	Senior Vice President and Chief Financial Officer

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 15

HAZ-PA-03658-LA-1300258

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     [*]

Reference:                Purchase Agreement No. PA-03658 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.  This Letter Agreement applies only to the ten (10) Block B Aircraft identified in Table 1B to the Purchase Agreement (the Block B Aircraft).

1.                                   Definitions.

[*]

Program Aircraft means each Block B Aircraft specified in Table 1B of the Purchase Agreement as of the date of this Letter Agreement.

2.                                   [*]

3.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.
HAZ-PA-03658-LA-1300258	SA-5
[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.	LA Page 1

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Enclosure 15

4.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 15

5.                                   [*]

6.                                   [*]

7.                                   Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Block B Aircraft at the time of delivery and leasing the Block B Aircraft to a commercial operator and cannot be assigned in whole or, in part.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 15

8.                                   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Carla Melvin

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	February 27, 2013

AIR LEASE CORPORATION

By	/s/ Gregory B. Willis

Its	Senior Vice President and Chief Financial Officer

HAZ-PA-03658-LA-1300258	SA-5
[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.	LA Page 1

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Enclosure 15

ATTACHMENT A

to Letter Agreement HAZ-PA-03658-LA-1300258

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 15

ATTACHMENT B

to Letter Agreement HAZ-PA-03658-LA-1300258

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.